COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2019
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
NOTE 16 – COMMITMENTS AND CONTINGENCIES
Leases:
Estimated future minimum lease payments, utilizing current exchange rates at December 31, 2019, over the estimated lease terms are summarized below:

Years Ending December 31,
2020	$25,148
2021	24,245
2022	21,861
2023	20,796
2024	20,126
Thereafter	88,361

Total	$200,537

Aggregate rental expense for all operating leases was $25.6 million, $22.1 million and $21.1 million for the years ended December 31, 2019, 2018 and 2017, respectively.
Commitments:
New Zealand
In November 2019, 2degrees entered into a Radio Access Network (“RAN”) sharing agreement with a New Zealand telecommunications provider (the “RAN Sharing Partner”) under

which the RAN Sharing Partner will supply 2degrees with managed capacity service for a specified number of network sites under an indefeasible right to use arrangement. This arrangement will allow 2degrees to utilize the third party’s network equipment to serve 2degrees customers on 2degrees’ own spectrum and will replace certain roaming arrangements with the RAN Sharing Partner. The agreement expires in January 2030 and specifies a series of payments over the term of the agreement. The payment amounts vary with more significant amounts due in the earlier years. In March 2020, 2degrees paid an initial amount due under this agreement upon completion of certain proof of concept activities. Upon the completion and availability of a specified number of sites, additional payments will be due and will begin a series of ongoing quarterly payments to be made over the remainder of the agreement term. 2degrees will pay the ongoing quarterly payments commencing in 2022 through 2024. On or prior to August 1, 2023, 2degrees may terminate this agreement effective on February 1, 2025.
2degrees has an outstanding commitment with Huawei through 2022 for technical support and spare parts maintenance, software upgrades, products, professional services, other equipment and services. The significant majority of the commitment relates to existing network technology and includes amounts that will be reflected within both capital expenditures and operating expenses. A portion of this total commitment is based upon cell sites on air as of December 31, 2019 and will be updated quarterly to reflect new site additions. This portion of the commitment also assumes that in 2020, upon termination of the related agreement, 2degrees will purchase the existing software license from Huawei.
In August 2017, the New Zealand government signed an agreement with a New Zealand wireless carriers’ joint venture group, consisting of 2degrees, Vodafone, and Spark New Zealand Limited, to fund a portion of the country’s rural broadband infrastructure project (the “RBI2 Agreement”). 2degrees’ estimated outstanding obligation for investments under the RBI2 Agreement does not include potential operating expenses or capital expenditure upgrades associated with the RBI2 Agreement.

In October 2016, 2degrees signed a three-year purchase agreement, effective as of August 1, 2016, with a handset manufacturer. 2degrees has extended this agreement through April 30, 2020. 2degrees has submitted purchase orders under this agreement which 2degrees expects to be fulfilled during 2020.
In November 2011, 2degrees accepted an offer from the New Zealand Ministry of Economic Development (now part of the Ministry of Business, Innovation and Employment, the “MBIE”) to renew its 800/900 MHz spectrum licenses effective November 25, 2022 through November 28, 2031. The price will be calculated at the time payment is due in 2022 based on changes to the Consumer Price Index and other variables.
In September 2019, the MBIE offered to renew spectrum licenses used by 2degrees in the 1800 MHz and 2100 MHz spectrum bands. The renewal offers apply to 2x20 MHz in the 1800 MHz band and 2x15 MHz in the 2100 MHz band. The cost of the renewals may be paid in six annual installments beginning from January 2021. Preliminary acceptance of the offers was delivered in November 2019. No legal obligation will arise in connection with the renewal of the spectrum licenses until the New Zealand government issues final terms, including the interest rate, security terms and specific frequency allocations. These terms are expected to be available in August 2020, at which time 2degrees will have the right to advise final acceptance of the government’s offers. Although the purchase amounts are not legally committed until final terms are accepted, we have included the expected amounts of the installment payments (inclusive of estimated interest) in the total purchase commitments table below as we expect these payments will be made.
As of December 31, 2019, 2degrees had other purchase commitments through 2024 with various vendors to acquire hardware and software related to ongoing network and Information Technology (“IT”) projects, as well as for IT support services, IT development, retail store fit-outs,
broadband capacity payments and advertising and marketing costs. None of these commitments is significant individually.
Total purchase commitments for each of the next five years for New Zealand as of December 31, 2019, based on exchange rates as of that date, are as follows:

Years Ending December 31,
2020	$47,439
2021	27,630
2022	28,737
2023	11,106
2024	11,106
Bolivia
In December 2016, NuevaTel signed an agreement with Telefónica Celular de Bolivia S.A. (“Telecel”) pursuant to which Telecel provides NuevaTel an Indefeasible Right to Use of its existing and future capacity to transport national telecommunications data. This purchase commitment expires in
2031
.
NuevaTel also has purchase commitments through 2027 with various vendors primarily to acquire telecommunications equipment, capacity to transport telecommunications data, support services and advertising costs which are not significant individually.
Total purchase commitments for each of the next five years for Bolivia as of December 31, 2019 are as follows:

Years Ending December 31,
2020	$27,123
2021	5,275
2022	2,110
2023	2,110
2024	2,110

The Bolivian regulatory authority, the Autoridad de Regulación y Fiscalización de Telecomunicaciones y Transportes of Bolivia (“ATT”) has conditioned the 4G license awarded to NuevaTel on meeting service deployment standards, requiring that the availability of 4G service expand over a
96-month
period from urban to rural areas. NuevaTel has met its 4G launch commitments thus far and is required to build LTE sites in all of the
339
municipalities of Bolivia by May 2022. NuevaTel expects to meet this requirement.

Contingencies:
General
The financial statements reflect certain assumptions based on telecommunications laws, regulations and customary practices currently in effect in the countries in which the Company’s subsidiaries operate. These laws and regulations can have a significant influence on the Company’s results of operations and are subject to change by the responsible governmental agencies. The Company assesses the impact of significant changes in laws, regulations and political stability on a regular basis and updates the assumptions and estimates used to prepare its financial statements when deemed necessary. However, the Company cannot predict what future laws and regulations might be passed or what other events might occur that could have a material effect on its investments or results of operations. In particular, Bolivia has experienced, or may experience, political and social instability.
In addition to issues specifically discussed elsewhere in this Note to our Consolidated Financial Statements, the Company is a party to various lawsuits, regulatory proceedings and other matters arising in the ordinary course of business. Management believes that although the outcomes of these proceedings are uncertain, any liability ultimately arising from these actions should not have a material adverse impact on the Company’s financial condition, results of operations or cash flows. The Company has accrued for any material contingencies where the Company’s management believes the loss is probable and estimable.
Bolivian Regulatory Matters
Under the Bolivian Telecommunications Law, carriers must negotiate new licenses (to replace their existing concessions) with the Bolivian government. In February 2019, NuevaTel signed a new license agreement. The agreement governs (but does not replace) NuevaTel’s existing spectrum grants and its concessions to provide mobile voice services and data services. NuevaTel’s 1900 MHz spectrum grant and its mobile and data services concessions expired on November 25, 2019. NuevaTel paid
$30.2
million for its 1900 MHz spectrum renewal in the fourth quarter of 2019. The payment was funded by reinvesting a portion of proceeds from the sale-leaseback of NuevaTel’s towers. The renewed 1900 MHz spectrum will expire in the fourth quarter of 2034.
NuevaTel’s network has experienced several network outages affecting voice and 3G and 4G data services both locally and nationally over the past several years, and outages continue to occur from time to time due to a variety of causes; some of these outages relate to equipment failures or malfunctions within NuevaTel’s network and some outages are the result of failures or service interruptions on communications facilities (e.g. fiber optics lines) leased by NuevaTel from other carriers.
As to many of these outages,
the ATT is investigating if the outages were unforeseen or were events that could have been avoided by NuevaTel, and, if avoidable, whether penalties should be imposed. The ATT investigated an August 2015 outage (in the town of San José de Chiquitos) and imposed a fine of $4.5 million against NuevaTel in 2016. NuevaTel appealed the ATT’s decision on the basis that the interruption was attributable to a force majeure event. The fine was rescinded by the ATT and then reimposed on different grounds. In June 2017, the Ministry of Public Works, Services and Housing (the “Ministry”) vacated the fine, but allowed the ATT to reinstate the penalty provided it could establish that NuevaTel was responsible for the service interruption. The ATT reinstated the penalty, although it noted in its findings that the outage was a force majeure event, and NuevaTel filed another appeal to the Ministry. In September 2018, the Ministry notified NuevaTel that it rejected the appeal and that NuevaTel would be required to pay the $4.5 million fine plus interest. NuevaTel accrued $4.5 million in the third quarter of 2018 in Other current liabilities and accrued expenses as presented in the Consolidated Balance Sheets as of December 31, 2019 and 2018. The expense was recorded in Other, Net in the Consolidated Statement of Operations and
Comprehensive Income (Loss). NuevaTel continues to contest the matter vigorously and has appealed the Ministry’s decision to the Supreme Tribunal of Justice. On May 22, 2019, the ATT ordered NuevaTel to pay the fine it had imposed. NuevaTel has responded that it is not obligated to pay until the Supreme Tribunal rules on its appeal. The ATT has initiated a separate court proceeding against NuevaTel to collect the fine. Should the ATT prevail in this proceeding, NuevaTel expects that it will be required to deposit the fine amount in a restricted account pending resolution of NuevaTel’s appeal before the Supreme Tribunal.
In April 2013, the ATT notified NuevaTel that it proposed to assess a fine of $2.2 million against NuevaTel for delays in making repairs to public telephone equipment in several Bolivian cities in 2010. NuevaTel accrued the full amount of the fine plus interest of approximately $0.1 million but also filed an appeal with the Supreme Tribunal of Justice in regard to the manner in which the fine was calculated. In December 2017, the court rescinded the fine on procedural grounds but permitted the ATT to impose a new fine. If the ATT does so, NuevaTel will have the right to discharge the fine by paying half of the stated amount of the penalty on condition that NuevaTel foregoes any right of appeal. NuevaTel has not decided what action it may take in such event.